SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

current report
pursuant to section 13 or 15(d) of the
securities exchange act of 1934

Date of Report (date of earliest event reported): January 5, 2005

A. SCHULMAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 West Market Street
Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 5, 2005, A. Schulman, Inc. issued a press release announcing an increase in its regular quarterly cash dividend. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit

     99.1            Press release dated January 5, 2005, announcing an increase in A. Schulman, Inc.’s regular quarterly cash dividend.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc. (Registrant)
By: /s/ Robert A. Stefanko

Robert A. Stefanko
Executive Vice President -
Date: January 5, 2005	Finance and Administration

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FURNISHED WITH THIS REPORT

99.1	Press release dated January 5, 2005, announcing an increase in A. Schulman, Inc.’s regular quarterly cash dividend	X